Supplement to

CALVERT GOVERNMENT FUND
Class I (Institutional) Prospectus
Dated February 15, 2011

Date of Supplement: September 14, 2011

Gregory Habeeb no longer serves as portfolio manager for Calvert Government Fund (the “Fund”).

The portfolio management table under “Portfolio Management” in the Fund Summary on page 5 is revised and restated as follows to reflect changes to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Matthew Duch	Vice President, Portfolio	Since September 2011
Manager
Michael Abramo	Vice President, Portfolio	Since September 2011
Manager

In addition, the portfolio management table for the Fund under “Management of Fund Investments – Portfolio Management” on page 12 has been revised and restated as follows:

Calvert Government Fund

Calvert Investment Management, Inc.

See “About Calvert” above.

Matthew Duch and Michael Abramo are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management
Team
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Lead Portfolio Manager

Prior to joining Calvert in 2006, Mr. Duch was a corporate trader/sector manager for Deutsche Asset Management.

Michael Abramo	Mr. Abramo has been a member of the Calvert Taxable Fixed Income Team since 1999.	Co-Portfolio Manager
Mr. Abramo became a Portfolio Manager for this Fund in September 2011.